Exhibit 99.1

FOR IMMEDIATE RELEASE
Agilysys to Accelerate Growth as IT Solution Provider with
Close of KeyLink Systems Distribution Business Sale
BOCA RATON, Fla. – April 2, 2007 – Agilysys, Inc. (NASDAQ: AGYS) announced today it closed the sale of its KeyLink Systems Distribution Business assets to Arrow Electronics, Inc. Agilysys is now exclusively a leading provider of innovative IT solutions to the corporate and public sectors, with special expertise in select vertical markets, including retail and hospitality.
The purchase price was $485 million in cash. Taxes payable on the gain on the sale are estimated to be approximately $145 million. Based on the purchase price, Agilysys expects to realize after-tax proceeds of $340 million. The purchase price is subject to a working capital adjustment.
Arthur Rhein, Agilysys chairman, president and chief executive officer, said, “The close of the sale completes the strategic transformation we began in 2003 when we exited our former electronic components distribution business. As a company, we no longer operate distribution-related businesses and are now solely focused on selling IT solutions direct to end customers. We are enthusiastic about the many excellent long-term opportunities available to accelerate our growth as a solution provider. As we execute on these opportunities, we will enhance our ability to provide further differentiated value and greater rewards to customers and shareholders.”
Rhein added, “Our creation and successful execution of a strategy to redeploy the asset base in support of growing our IT solutions business has resulted in a more profitable business and the creation of significant value for shareholders. From a stock price of $8.93 prior to the announcement of the divestiture of our electronic components distribution business in January 2003 to the closing price of $22.47 prior to today’s announcement, the stock price has increased $13.54, or 152%.”
New Strategic Direction and Business Outlook
As a solution provider, Agilysys will continue its growth as one of the leading providers of innovative IT solutions to the corporate and public sectors, with special expertise in select vertical markets, including retail and hospitality. The company will continue to operate extensively throughout North America, with additional sales offices in China and the United Kingdom as a leading provider of:
•	Enterprise storage and server hardware, software and service solutions to corporations and the public sector;

•	Retail solutions to the grocery, chain drug, general, specialty and hospitality food service segments of the retail industry;

•	Fully integrated solutions designed exclusively for the hotel, casino, resort, and conference center segments of the hospitality industry.
The company will use the proceeds from the sale of KeyLink to fund a planned $100 million self-tender offer and to accelerate growth of the business, both organically and through acquisition. Based on its growth plans, the company has established a number of long-term financial goals:
•	Grow sales from approximately $500 million to $1 billion within two years and to $1.5 billion in three years. Much of this growth will come from acquisitions;

•	Target gross margins in excess of 20% and earnings before interest, taxes, depreciation and amortization (“EBITDA”) margins of 6% within three years;

•	While in the near term return on invested capital will be diluted due to acquisitions and legacy costs, the company continues to target long-term return on capital of 15%.

Self-Tender Offer
As part of the company’s financial strategy to increase flexibility and create value for shareholders, the Agilysys board of directors previously authorized the repurchase of up to six million common shares in an estimated $100 million self-tender offer, following the close of the sale of the KeyLink Systems Distribution Business. The ultimate number of shares and dollar value of the self-tender offer will be dependent on the share price and market conditions at the time. The company expects to commence the self-tender offer as soon as reasonably practicable.
THIS DOCUMENT IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL SECURITIES. AGILYSYS HAS NOT YET COMMENCED THE TENDER OFFER REFERRED TO HEREIN. THE TENDER OFFER WILL BE MADE ONLY, IF AT ALL, THROUGH AN OFFER TO PURCHASE AND RELATED LETTER OF TRANSMITTAL. INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ THE TENDER OFFER STATEMENT OF AGILYSYS AND THE RELATED LETTER OF TRANSMITTAL WHEN SUCH DOCUMENTS ARE FILED AND BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. THE TENDER OFFER STATEMENT WILL BE FILED BY AGILYSYS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”). INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THIS STATEMENT (WHEN FILED AND AVAILABLE) AND OTHER RELEVANT DOCUMENTS ON THE SEC’S WEB SITE AT: HTTP://WWW.SEC.GOV. THE TENDER OFFER STATEMENT AND RELATED MATERIALS MAY ALSO BE OBTAINED FOR FREE BY DIRECTING SUCH REQUESTS TO AGILYSYS.
Forward-Looking Language
Portions of this release, particularly the statements made by management and those that are not historical facts, are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on current assumptions and expectations, and are subject to risks and uncertainties, many of which are beyond the control of Agilysys. Many factors could cause Agilysys actual results to differ materially from those anticipated by the forward-looking statements. These factors include those referenced in the Annual Report on Form 10-K or as may be described from time to time in Agilysys subsequent SEC filings. Please note that the protections afforded to Agilysys under the Private Securities Litigation Reform Act of 1995 will not apply to forward-looking statements that may be made in connection with our planned self-tender offer.
Potential factors that could cause actual results to differ materially from those expressed or implied by such statements include, but are not limited to, the proposed issuer self-tender offer, Agilysys anticipated revenue gains, sales volume, margin improvements, cost savings, new product introductions, cash distribution policies, other divestitures and acquisitions, and development of intellectual assets.
Other associated risks include geographic factors, political and economic risks, the actions of Agilysys competitors, changes in economic or industry conditions or in the markets served by Agilysys, and the ability to appropriately integrate acquisitions, strategic alliances or joint ventures.
In addition, this release contains time-sensitive information and reflects management’s best analysis only as of the date of this release. Agilysys does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the date of this release. Information on the potential factors that could affect Agilysys actual results of operations is included in its filings with the SEC, including, but not limited to, its Annual Report on Form 10-K for the fiscal year ended March 31, 2006. Interested persons can obtain it free at the SEC’s Web site, www.sec.gov.

About Agilysys, Inc.
Agilysys, Inc. (NASDAQ: AGYS) is a leading provider of innovative IT solutions to the corporate and public sectors, with special expertise in select vertical markets, including retail and hospitality. The company uses technology – including hardware, software and services – to help customers resolve their most complicated IT needs. The company possesses expertise in enterprise architecture and high availability, infrastructure optimization, storage and resource management, and business continuity; and provides industry-specific software, services and expertise to the retail and hospitality markets. Headquartered in Boca Raton, Fla., Agilysys operates extensively throughout North America, with additional sales offices in the United Kingdom and China. For more information, visit www.agilysys.com.

Analysts/Investor Contact:	Martin Ellis
Executive Vice President, Treasurer
and Chief Financial Officer
Agilysys, Inc.
561-999-8780
martin.ellis@agilysys.com

Media Contact:	Julie Young
Director, Corporate Communications
Agilysys, Inc.
440-519-8160
julie.young@agilysys.com
# # #